UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 29, 2024
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OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 North Ashton Boulevard, Suite 300 Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously announced, the Company entered into an Investment Agreement dated February 25, 2024 (the “Investment Agreement”), by and among Owlet, Inc. (the “Company”) and the Investors listed on Schedule 1 thereto (the “Investors”). Pursuant to the terms of the Investment Agreement, on February 29, 2024 (the “Closing Date”), the Company sold to the Investors an aggregate of 9,250 shares (the “Preferred Shares”) of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) and (ii) warrants, dated as of the Closing Date (the “Warrants”) to purchase an aggregate of 1,799,021 shares of the Company’s Class A Common Stock, par value $0.0001 per share, for an aggregate purchase price of $9.25 million (collectively, the “Private Placement”). The terms of the Preferred Shares and the Warrants are summarized in the Current Report on Form 8-K filed by the Company on February 26, 2024.

In connection with the completion of the Private Placement, on the Closing Date, the Company filed the Certificate of Designation of Series B Convertible Preferred Stock (the “Certificate of Designation”) of the Company, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference, with the Secretary of State of the State of Delaware to establish the terms, rights, obligations and preferences of the Series B Preferred Stock. The Certificate of Designation became effective upon the filing with the Secretary of State of the State of Delaware on the Closing Date. The foregoing summary of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the summary of the material terms of the Series B Preferred Stock included in the Company’s Current Report on Form 8-K filed on February 26, 2024 and the full text of the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 above is hereby incorporated by reference into this Item 5.03.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Series B Convertible Preferred Stock of Owlet, Inc.

104	Cover Page Interactive Data file (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: March 4, 2024	By:	/s/ Kathryn R. Scolnick
	Name:	Kathryn R. Scolnick
	Title:	Chief Financial Officer